EXHIBIT 99.1

Contact:
William L. Prater	Will Fisackerly
Treasurer and Chief Financial Officer	First Vice President and
662/680-2000	Director of Investor Relations
662/680-2475
BancorpSouth Announces Earnings of $0.15 per Diluted Share
for the Second Quarter of 2011
TUPELO, Miss., July 25, 2011/PRNewswire-FirstCall via COMTEX/ — BancorpSouth, Inc. (NYSE: BXS) today announced financial results for the quarter ended June 30, 2011. The Company reported net income of $12.8 million, or $0.15 per diluted share, for the second quarter of 2011 compared with a net loss of $12.6 million, or $0.15 per diluted share, for the second quarter of 2010.
“We are pleased to report significant improvement in our financial results for the second quarter of 2011, compared with both the second quarter of 2010 and the first quarter of 2011,” remarked Aubrey Patterson, Chairman and Chief Executive Officer of BancorpSouth. “Our stronger earnings are primarily the result of a reduction in our provision for credit losses for the second quarter of 2011 to $32.2 million from $62.4 million for the second quarter of 2010 and $53.5 million for the first quarter of 2011.
“These results reflect improved credit performance, with a 10.6 percent decrease in non-performing loans (“NPLs”) at the end of the second quarter of 2011 from the end of the first quarter of 2011 and a reduction in comparable and sequential quarter net charge-offs of approximately 35 percent. In addition, we experienced a decline in nonaccrual loan formation for the third sequential quarter and a decline in 30 — 89 day past due loans for the fifth sequential quarter. New loans placed on non-accrual status during the quarter represent the lowest level of additions in eight quarters. We are encouraged by this performance, but we remain cautious about short-term prospects for continued improvement given slow economic growth and persistently high unemployment.
“NPLs decreased by $45.2 million to $379.8 million at the end of the second quarter of 2011 compared with the end of the first quarter of 2011. This decline was primarily the result of a $39.7 million decrease in nonaccrual loans. Construction, acquisition and development (“CAD”) nonaccruals declined $24.4 million, or 10.9%, to $200.4 million and represented 60.5 percent of total nonaccrual loans at the end of the second quarter. Gross nonaccrual loan formation declined to $50.4 million for the second quarter of 2011. This represents the third consecutive quarter of lower nonaccrual loan formation after $166.2 million of loans were placed in nonaccrual status in the third quarter of 2010.
“The sequential-quarter decline in NPLs also included a slight decline in loans 90 days or more past due and still accruing to $4.0 million at the end of the second quarter. Restructured loans, still accruing, declined $4.7 million, or 9.5 percent, during the second quarter of 2011.
“Other real estate owned increased $14.8 million to $151.2 million at the end of the second quarter of 2011 compared with the first quarter of 2011. This net increase reflected $38.2 million added through foreclosure, partially offset by sales of other real estate owned of $21.1 million, which increased from sales of $13.5 million for the first quarter of 2011. Write-downs in the value of existing properties were $2.3 million for the second quarter of 2011. The sales of other real estate owned during the second quarter of 2011 resulted in a net gain of $140,000.
“BancorpSouth’s core operations produced solid, consistent results, with pre-tax, pre-provision earnings of $48.0 million for the second quarter of 2011, compared with $46.4 million for the second quarter of 2010 and $47.7 million for the first quarter of 2011.”

Patterson added, “We continue to have solid performance from our community banking group, our insurance group and our other lines of business. While elevated non-performing asset levels, and costs associated with their resolution, are indeed a headwind, we made solid progress in continuing to work through those issues during the second quarter. In addition, earnings for the second quarter and our decision to build capital through a reduction in cash dividends have contributed to strengthening our capital, with our ratio of tangible equity to tangible assets increasing to 7.32 percent at the end of the second quarter of 2011 from 7.23 percent for the second quarter of 2010 and 6.95 percent for the first quarter of 2011.
“Our primary focus going forward is to build on the favorable results achieved for the second quarter by working to resolve credit issues. We are also continuing our work to improve our core operating results by enhancing organic revenue growth and controlling expenses. Recent progress in these efforts has resulted in the hiring of additional mortgage origination staff, and the decision to close 23 branches as a part of our branch optimization project.”
Net Interest Revenue
Net interest revenue was $109.9 million for the second quarter of 2011, an increase of 0.5 percent from $109.3 million for the second quarter of 2010 and an increase of 0.4 percent from $109.4 million for the first quarter of 2011. The fully taxable equivalent net interest margin was 3.71 percent for both the second quarter of 2011 and 2010 and 3.69 percent for the first quarter of 2011.
Asset, Deposit and Loan Activity
Total assets were $13.4 billion at June 30, 2011 and June 30, 2010. Total deposits were $11.3 billion at June 30, 2011, an increase of 0.8 percent from $11.2 billion at June 30, 2010. Loans and leases, net of unearned income, were $9.2 billion at June 30, 2011, a decrease of 4.5 percent from $9.6 billion at June 30, 2010.
The CAD loan portfolio, which decreased $358.6 million, or 25.3 percent, for the 12 months ended June 30, 2011, accounted for 82.9 percent of the decline in net loans and leases over the same period. Excluding the impact of the CAD loan portfolio, net loans and leases declined $73.7 million, or 0.9 percent, for the 12 months ended June 30, 2011.
During the second quarter of 2011, the Company determined that it no longer had the intent to hold until maturity all securities that were previously classified as held-to-maturity. As a result of this determination, all securities are now classified as available-for-sale and are recorded at fair value. Management believes that this decision allows greater flexibility in managing the balance sheet, interest rate risk and liquidity.
Subsequent to this decision, the Company sold $88.9 million in securities, some of which were previously classified as held-to-maturity, resulting in a gain of $9.8 million. At that time, the Company also repaid $75.0 million in long-term Federal Home Loan Bank (“FHLB”) advances, incurring a prepayment penalty of $9.8 million. Management expects that the combination of these two transactions will have a slightly positive impact to net interest income.
The growth in deposits at June 30, 2011 compared with June 30, 2010 resulted from a 4.5 percent increase in interest bearing demand deposits, a 10.5 percent increase in noninterest bearing demand deposits and a 22.7 percent increase in savings deposits. These increases reflect, in part, the Company’s strategic focus on strengthening existing — and building new — core banking relationships to enhance future growth opportunities. In an environment conducive neither to loan growth nor to meaningful investment yields, the Company offset 85.1 percent of these deposit increases through a 13.1 percent decline on certificates of deposit over the 12 months ended June 30, 2011.

Provision for Credit Losses and Allowance for Credit Losses
For the second quarter of 2011, the provision for credit losses was $32.2 million, compared with $62.4 million for the second quarter of 2010 and $53.5 million for the first quarter of 2011. Annualized net charge-offs were 1.42 percent of average loans and leases for the second quarter of 2011, compared with 2.08 percent for the second quarter of 2010 and 2.24 percent for the first quarter of 2011.
NPLs were $379.8 million, or 4.12 percent of net loans and leases, at June 30, 2011 compared with $302.3 million, or 3.13 percent of net loans and leases, at June 30, 2010 and $425.0 million, or 4.61 percent of net loans and leases, at March 31, 2011. The allowance for credit losses was 2.14 percent of net loans and leases at June 30, 2011 compared with 2.08 percent at June 30, 2010 and 2.15 percent at March 31, 2011.
Total NPLs at June 30, 2011 consisted primarily of $331.1 million of loans on nonaccrual status, compared with $370.7 million at March 31, 2011. NPLs at June 30, 2011 also included $4.0 million of loans 90 days or more past due and still accruing, a decrease from $4.8 million at March 31, 2011, and restructured loans still accruing of $44.8 million, a decrease from $49.5 million at March 31, 2011. Loans and leases 30 to 89 days past due decreased 6.9 percent to $47.9 million at June 30, 2011 from $51.5 million at March 31, 2011.
At June 30, 2011, approximately 92 percent of non-accrual loans had been determined to be collaterally dependent and had either been charged down or had a specific reserve to reflect values obtained from appraisals. Net of these write-downs and reserves, the remaining book balance of impaired loans was 69 percent of the unpaid principal balance. The allowance for credit losses not specifically allocated to impaired loans represented 550 percent of the remaining unimpaired non-accrual loan balance.
At June 30, 2011, $114.8 million of NPLs were residential CAD loans, $91.4 million were other CAD loans, $66.0 million were commercial real estate mortgage loans and $38.7 million were consumer mortgages. NPLs from all other loan types totaled $68.9 million at June 30, 2011. Included in nonaccrual loans reported at June 30, 2011 were $154.2 million of loans, or 46.6 percent of total nonaccrual loans, that were paying as agreed. These loans were generally placed on nonaccrual status because the collateral values were below the outstanding balances, and because of uncertainty as to whether the borrowers possessed adequate liquidity or will be able to generate sufficient cash flow to satisfy the debt given the short-fall in collateral values. Such loans are generally impaired, with a specific reserve established for the difference in the balance owed and collateral values.
Noninterest Revenue
Noninterest revenue was $75.1 million for the second quarter of 2011, compared with $57.1 million for the second quarter of 2010 and $68.3 million for the first quarter of 2011. These results included value adjustments to mortgage servicing rights (“MSR”) for the second quarter of 2011 and 2010 and the first quarter of 2011 of negative $3.8 million, negative $8.3 million and positive $2.5 million, respectively. In addition, results for the second quarter of 2011 included net securities gains of $10.0 million from the sale of securities.
Excluding the MSR value adjustments, mortgage lending revenue was $5.8 million for the second quarter of 2011, compared with $6.0 million for the second quarter of 2010 and $5.0 million for the first quarter of 2011. Mortgage origination volume for the second quarter of 2011 was $245.3 million, compared with $290.6 million for the second quarter of 2010 and $202.8 million for the first quarter of 2011.
For the second quarter of 2011, credit and debit card fees increased 20.7 percent and 8.9 percent compared with the second quarter of 2010 and the first quarter of 2011, respectively, while service charges declined 12.6 percent and increased 7.7 percent for the same respective periods. Insurance commission revenue for the second quarter of 2011 increased 5.9 percent compared with the second quarter of 2010, the fifth consecutive comparable quarter increase, and increased 1.7 percent compared with the first quarter of 2011.
Noninterest Expense
Noninterest expense for the second quarter of 2011 was $137.1 million, compared with $120.0 million for the second quarter of 2010 and $130.0 million for the first quarter of 2011. Included in noninterest expense for the second quarter of 2011 was $9.8 million in prepayment expenses related to the early repayment of FHLB advances. Foreclosed property expense decreased 1.3 percent to $3.8 million for the second quarter of 2011 compared with the second quarter of 2010 and 46.8 percent compared with the first quarter of 2011. FDIC insurance expense increased 47.5 percent to $6.4 million for the second quarter of 2011 compared with the second quarter of 2010 and 18.6 percent compared with the first quarter of 2011. Salaries and employee benefits increased 2.9 percent for the second quarter of 2011 compared with the second quarter of 2010 and declined 0.3 percent compared with the first quarter of 2011. Net occupancy expense and equipment expense for the second quarter of 2011 each declined on both a comparable and sequential quarter basis.
Capital Management
BancorpSouth remains a “well capitalized” financial holding company, as defined by federal regulations, with Tier 1 risk-based capital of 10.82 percent at June 30, 2011 and total risk based capital of 12.08 percent, compared with required minimum levels of 6 percent and 10 percent, respectively, to be classified as “well capitalized.” The Company’s equity capitalization is 100 percent common stock. BancorpSouth’s ratio of shareholders’ equity to assets increased to 9.33 percent at June 30, 2011, compared with 9.24 percent at June 30, 2010 and 8.94 percent at March 31, 2011. The ratio of tangible shareholders’ equity to tangible assets increased to 7.32 percent at June 30, 2011, compared with 7.23 percent at June 30, 2010 and 6.95 percent at March 31, 2011.
Summary
Patterson concluded, “We are encouraged by the improvement achieved in our credit costs and other credit metrics for the second quarter, especially with regard to the continued decline of new NPL formation. We are focused on continuing this improvement, although, given the weak economic environment, we are appropriately cautious about the near term. Based on our capital level and liquidity position, as well as the progress achieved to date in addressing our credit issues, we remain confident that our credit issues are manageable and that our measures of credit quality will return to more normal levels over time.
“We continue to be pleased with the solid performance of our core operations, despite a multi-year period in which the financial services industry has not experienced significant loan growth. Throughout this period, we have successfully managed our net interest margin, steadily expanded noninterest revenue and controlled expenses. In addition, we have continued to work to deepen relationships with existing clients and to develop new relationships through our deposit accounts, mortgage lending and other products and services.
“Through the performance of our core operations in a challenging environment, we have enhanced our retail franchise and our ability to produce stronger results in a better economic environment. We continue to expect the strength of this franchise, built on outstanding customer service, comprehensive financial products and services and capital level and liquidity, will enable us to enhance BancorpSouth’s long-term shareholder value as well.”
Conference Call

BancorpSouth will conduct a conference call to discuss its second quarter 2011 results tomorrow, July 26, 2011, at 10:00 a.m. (Central Time). Investors may listen via the Internet by accessing BancorpSouth’s website at http://www.bancorpsouth.com. A replay of the conference call will be available at BancorpSouth’s website for at least two weeks following the call.
Forward-Looking Statements
Certain statements contained in this news release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements include, without limitation, statements relating to our ability to resolve remaining credit problems, our ability to improve our core operating results, the impact of classifying all securities as available-for-sale, the impact of using proceeds from the sale of securities to prepay certain long-term FHLB advances, the return of credit quality to more normal levels, our ability to expand long-term shareholder value, the ability of borrowers to repay outstanding loans, and our use of non-GAAP financial measures.
We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the soundness of other financial institutions, the availability of capital on favorable terms if and when needed, liquidity risk, the credit risk associated with real estate construction, acquisition and development loans, estimates of costs and values associated with real estate construction, acquisition and development loans in the Company’s loan portfolio, the adequacy of the Company’s allowance for credit losses to cover actual credit losses, governmental regulation and supervision of the Company’s operations, the susceptibility of the Company’s business to local economic conditions, the impact of recent legislation and regulations on service charges for core deposit accounts, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, the impact of hurricanes or other adverse weather events, risks in connection with completed or potential acquisitions, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or to acquire other banks, bank holding companies, financial holding companies and insurance agencies, restrictions on the Company’s ability to declare and pay dividends, the Company’s growth strategy, diversification in the types of financial services the Company offers, competition with other financial services companies, interruptions or breaches in security of the Company’s information systems, the failure of certain third part vendors to perform, the Company’s ability to improve its internal controls adequately, any requirement that the Company write down goodwill or other intangible assets, other factors generally understood to affect the financial results of financial services companies, and other factors described from time to time in BancorpSouth’s filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.
BancorpSouth, Inc. is a financial holding company headquartered in Tupelo, Mississippi, with $13.4 billion in assets. BancorpSouth Bank, a wholly-owned subsidiary of BancorpSouth, Inc., operates approximately 312 commercial banking, mortgage, insurance, trust and broker/dealer locations in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri, Tennessee and Texas. BancorpSouth Bank also operates an insurance location in Illinois.

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Selected Financial Data

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
(Dollars in thousands, except per share amounts)
Earnings Summary:
Net interest revenue	$109,912	$109,329	$219,349	$221,211
Provision for credit losses	32,240	62,354	85,719	105,873
Noninterest revenue	75,144	57,086	143,455	120,418
Noninterest expense	137,069	120,016	267,079	240,499

Income (loss) before income taxes	15,747	(15,955)	10,006	(4,743)
Income tax provision (benefit)	2,921	(3,395)	(2,326)	(579)

Net income (loss)	$12,826	($12,560)	$12,332	($4,164)

Earning (loss) per share: Basic	$0.15	($0.15)	$0.15	($0.05)

Diluted	$0.15	($0.15)	$0.15	($0.05)

Balance sheet data at June 30:
Total assets			$13,367,050	$13,421,004
Total earning assets			12,150,240	12,038,779
Loans and leases, net of unearned income			9,214,553	9,646,902
Allowance for credit losses			197,627	200,744
Total deposits			11,308,463	11,220,641
Common shareholders’ equity			1,246,703	1,240,259
Book value per share			14.93	14.86

Average balance sheet data:
Total assets	$13,365,560	$13,223,506	$13,452,183	$13,175,605
Total earning assets	12,227,751	12,110,349	12,310,799	12,045,309
Loans and leases, net of unearned interest	9,249,127	9,703,253	9,274,415	9,734,994
Total deposits	11,355,871	11,075,655	11,426,363	10,977,508
Common shareholders’ equity	1,222,281	1,245,786	1,220,851	1,255,543

Non-performing assets at June 30:
Non-accrual loans and leases			$331,076	$263,758
Loans and leases 90+ days past due, still accruing			3,980	17,696
Restructured loans and leases, still accruing			44,786	20,813
Other real estate owned			151,204	67,560

Total non-performing assets			531,046	369,827

Net charge-offs as a percentage of average loans (annualized)	1.42%	2.08%	1.83%	1.67%

Performance ratios (annualized):
Return on average assets	0.38%	(0.38%)	0.18%	(0.06%)
Return on common equity	4.21%	(4.04%)	2.04%	(0.67%)
Total shareholders’ equity to total assets	9.33%	9.24%	9.33%	9.24%
Tangible shareholders’ equity to tangible assets	7.32%	7.23%	7.32%	7.23%
Net interest margin	3.71%	3.71%	3.70%	3.79%

Average shares outstanding — basic	83,453,580	83,429,120	83,451,257	83,416,465
Average shares outstanding — diluted	83,513,889	83,429,120	83,510,598	83,416,465
Cash dividends per share	$0.01	$0.22	$0.12	$0.44

Tier I capital	10.82% (1)	10.53%	10.82% (1)	10.53%
Total capital	12.08% (1)	11.79%	12.08% (1)	11.79%
Tier I leverage capital	8.22% (1)	8.35%	8.22% (1)	8.35%

(1)	Estimated as of earnings release date

-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Consolidated Balance Sheets
(Unaudited)

	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10

	(Dollars in thousands)

Assets
Cash and due from banks	$166,761	$146,989	$99,916	$128,160	$370,499
Interest bearing deposits with other banks	304,344	102,312	172,170	211,189	111,040
Held-to-maturity securities, at amortized cost	—	1,667,203	1,613,019	1,357,888	1,147,157
Available-for-sale securities, at fair value	2,560,824	1,145,463	1,096,062	915,877	962,692
Federal funds sold and securities purchased under agreement to resell	—	150,000	150,000	325,000	75,000
Loans and leases	9,255,879	9,255,609	9,376,351	9,556,962	9,691,623
Less: Unearned income	41,326	41,773	43,244	42,033	44,721
Allowance for credit losses	197,627	198,333	196,913	205,081	200,744

Net loans and leases	9,016,926	9,015,503	9,136,194	9,309,848	9,446,158
Loans held for sale	70,519	56,876	93,697	125,815	95,987
Premises and equipment, net	328,075	329,862	332,890	335,618	336,645
Accrued interest receivable	55,525	61,105	61,025	63,797	63,862
Goodwill	271,297	271,297	270,097	270,097	270,097
Bank owned life insurance	197,028	194,988	194,064	192,459	190,828
Other real estate owned	151,204	136,412	133,412	82,647	67,560
Other assets	244,547	269,228	262,464	264,621	283,479

Total Assets	$13,367,050	$13,547,238	$13,615,010	$13,583,016	$13,421,004

Liabilities
Deposits:
Demand: Noninterest bearing	$2,096,655	$2,027,990	$2,060,145	$1,967,635	$1,897,977
Interest bearing	4,939,553	5,023,073	4,931,518	4,623,103	4,725,457
Savings	944,993	932,574	863,034	801,153	770,112
Other time	3,327,262	3,480,477	3,635,324	3,804,973	3,827,095

Total deposits	11,308,463	11,464,114	11,490,021	11,196,864	11,220,641
Federal funds purchased and securities sold under agreement to repurchase	426,097	421,782	440,593	501,175	481,109
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	703	2,715	2,727	152,738	3,500
Accrued interest payable	11,348	13,238	14,336	16,574	17,508
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	35,000	110,000	110,000	110,000	110,749
Other liabilities	178,424	164,016	174,777	209,648	186,926

Total Liabilities	12,120,347	12,336,177	12,392,766	12,347,311	12,180,745
Shareholders’ Equity
Common stock	208,722	208,704	208,704	208,704	208,704
Capital surplus	226,362	225,597	224,976	224,170	223,922
Accumulated other comprehensive income (loss)	6,289	(16,579)	(14,453)	(2,705)	(5,008)
Retained earnings	805,330	793,339	803,017	805,536	812,641

Total Shareholders’ Equity	1,246,703	1,211,061	1,222,244	1,235,705	1,240,259

Total Liabilities & Shareholders’ Equity	$13,367,050	$13,547,238	$13,615,010	$13,583,016	$13,421,004

-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Consolidated Average Balance Sheets
(Unaudited)

	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10

	(Dollars in thousands)
Assets
Cash and due from banks	$151,194	$156,329	$176,979	$202,147	$179,482
Interest bearing deposits with other banks	187,901	167,271	282,396	75,943	26,252
Held-to-maturity securities, at amortized cost	1,097,562	1,653,284	1,436,222	1,223,676	1,157,793
Available-for-sale securities, at fair value	1,609,720	1,085,131	996,006	917,677	893,490
Federal funds sold and securities purchased under agreement to resell	38,736	150,000	209,511	282,228	269,365
Loans and leases	9,291,434	9,342,939	9,461,161	9,645,252	9,749,954
Less: Unearned income	42,307	42,954	42,474	44,110	46,701
Allowance for credit losses	212,968	218,107	215,278	227,201	216,378

Net loans and leases	9,036,159	9,081,878	9,203,409	9,373,941	9,486,875
Loans held for sale	44,704	39,098	91,262	81,004	60,195
Premises and equipment, net	328,829	330,920	333,516	336,038	338,255
Accrued interest receivable	54,570	58,450	58,591	61,753	62,360
Goodwill	271,297	270,510	270,097	270,097	270,097
Bank owned life insurance	14,189	13,217	9,836	12,394	11,200
Other assets	530,699	533,675	491,213	467,984	468,142

Total Assets	$13,365,560	13,539,763	13,559,038	13,304,882	13,223,506

Liabilities
Deposits:
Demand: Noninterest bearing	$2,018,197	1,893,720	1,975,318	1,911,125	1,855,598
Interest bearing	4,977,764	5,153,063	4,740,734	4,651,166	4,635,078
Savings	941,169	897,312	831,805	786,267	770,665
Other time	3,418,741	3,553,543	3,745,046	3,829,068	3,814,314

Total deposits	11,355,871	11,497,638	11,292,903	11,177,626	11,075,655
Federal funds purchased and securities sold under agreement to repurchase	423,949	430,930	475,760	476,853	483,608
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	1,641	2,719	147,839	6,426	2,302
Accrued interest payable	13,558	14,873	16,811	18,239	19,685
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	89,395	110,000	110,000	110,734	112,731
Other liabilities	98,553	103,892	129,899	125,546	123,427

Total Liabilities	12,143,279	12,320,364	12,333,524	12,075,736	11,977,720
Shareholders’ Equity
Common stock	208,715	208,704	208,704	208,704	208,684
Capital surplus	225,912	225,162	224,357	224,168	223,893
Accumulated other comprehensive income (loss)	(10,040)	(14,346)	(3,331)	(4,983)	(10,583)
Retained earnings	797,694	799,879	795,784	801,257	823,792

Total Shareholders’ Equity	1,222,281	1,219,399	1,225,514	1,229,146	1,245,786

Total Liabilities & Shareholders’ Equity	$13,365,560	$13,539,763	$13,559,038	$13,304,882	$13,223,506

-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Consolidated Condensed Statements of Income
(Dollars in thousands, except per share data)
(Unaudited)

	Quarter Ended					Year To Date
	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10	Jun-11	Jun-10
INTEREST REVENUE:
Loans and leases	$116,892	$117,358	$121,672	$123,533	$124,621	$234,250	$251,577
Deposits with other banks	124	122	222	79	33	246	54
Federal funds sold and securities purchased under agreement to resell	35	131	168	213	143	166	225
Held-to-maturity securities:
Taxable	5,066	8,014	8,490	9,010	9,363	13,080	18,778
Tax-exempt	2,291	3,347	2,952	2,584	2,412	5,638	4,873
Available-for-sale securities:
Taxable	10,451	8,585	7,836	7,782	8,030	19,036	16,415
Tax-exempt	1,871	824	815	795	833	2,695	1,665
Loans held for sale	505	447	902	889	727	952	1,233

Total interest revenue	137,235	138,828	143,057	144,885	146,162	276,063	294,820

INTEREST EXPENSE:
Interest bearing demand	6,039	6,546	7,462	8,582	9,751	12,585	19,143
Savings	810	826	891	881	915	1,636	1,804
Other time	16,285	17,483	19,827	21,108	21,535	33,768	43,064
Federal funds purchased and securities sold under agreement to repurchase	135	152	189	209	215	287	443
FHLB borrowings	1,194	1,523	1,569	1,543	1,553	2,717	3,433
Junior subordinated debt	2,860	2,859	2,864	2,880	2,862	5,719	5,717
Other	—	2	2	4	2	2	5

Total interest expense	27,323	29,391	32,804	35,207	36,833	56,714	73,609

Net interest revenue	109,912	109,437	110,253	109,678	109,329	219,349	221,211
Provision for credit losses	32,240	53,479	43,293	54,850	62,354	85,719	105,873

Net interest revenue, after provision for credit losses	77,672	55,958	66,960	54,828	46,975	133,630	115,338

NONINTEREST REVENUE:
Mortgage lending	2,003	7,581	18,126	8,898	(2,304)	9,584	2,721
Credit card, debit card and merchant fees	11,263	10,346	9,951	9,569	9,333	21,609	18,143
Service charges	16,556	15,368	16,854	18,621	18,953	31,924	35,215
Trust income	2,850	3,134	3,072	2,783	2,707	5,984	5,294
Security gains (losses), net	10,045	17	(470)	2,327	(585)	10,062	712
Insurance commissions	22,941	22,549	18,013	20,825	21,666	45,490	43,334
Other	9,486	9,316	8,428	6,729	7,316	18,802	14,999

Total noninterest revenue	75,144	68,311	73,974	69,752	57,086	143,455	120,418

NONINTEREST EXPENSES:
Salaries and employee benefits	70,142	70,375	65,980	68,232	68,189	140,517	137,476
Occupancy, net of rental income	10,232	10,671	10,668	11,038	10,527	20,903	21,302
Equipment	5,595	5,658	5,459	5,523	5,877	11,253	11,616
Deposit insurance assessments	6,436	5,425	5,895	4,752	4,362	11,861	8,612
Prepayment penalty on FHLB borrowings	9,778	—	—	—	—	9,778	—
Other	34,886	37,881	35,445	33,542	31,061	72,767	61,493

Total noninterest expenses	137,069	130,010	123,447	123,087	120,016	267,079	240,499

Income (loss) before income taxes	15,747	(5,741)	17,487	1,493	(15,955)	10,006	(4,743)
Income tax expense (benefit)	2,921	(5,247)	1,641	(9,767)	(3,395)	(2,326)	(579)

Net income (loss)	$12,826	($494)	$15,846	$11,260	($12,560)	$12,332	($4,164)

Net income (loss) per share: Basic	$0.15	($0.01)	$0.19	$0.13	($0.15)	$0.15	($0.05)

Diluted	$0.15	($0.01)	$0.19	$0.13	($0.15)	$0.15	($0.05)

-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Selected Loan Data
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$1,526,686	$1,484,223	$1,491,183	$1,438,415	$1,483,335
Real estate
Consumer mortgages	1,971,499	1,958,367	1,951,563	1,972,483	1,981,475
Home equity	531,787	531,406	543,272	552,095	555,281
Agricultural	255,310	250,393	252,292	262,083	260,489
Commercial and industrial-owner occupied	1,366,734	1,316,824	1,331,473	1,375,466	1,407,704
Construction, acquisition and development	1,060,675	1,117,335	1,174,743	1,335,836	1,419,303
Commercial	1,764,648	1,831,226	1,816,951	1,810,626	1,794,644
Credit cards	101,955	100,732	106,345	102,672	102,784
All other	635,259	623,330	665,285	665,253	641,888

Total loans	$9,214,553	$9,213,836	$9,333,107	$9,514,929	$9,646,903

ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$198,333	$196,913	$205,081	$200,744	$188,884

Loans and leases charged off:
Commercial and industrial	(5,556)	(8,809)	(1,782)	(2,822)	(5,106)
Real estate
Consumer mortgages	(1,629)	(3,260)	(5,291)	(3,398)	(2,993)
Home equity	(1,391)	(1,082)	(1,138)	(1,792)	(602)
Agricultural	(373)	(592)	(487)	(33)	(473)
Commercial and industrial-owner occupied	(3,228)	(1,716)	(1,659)	(1,231)	(3,845)
Construction, acquisition and development	(16,783)	(32,343)	(34,989)	(38,517)	(33,321)
Commercial	(1,597)	(4,514)	(6,327)	(2,887)	(2,593)
Credit cards	(725)	(881)	(990)	(1,046)	(1,363)
All other	(4,971)	(553)	(2,093)	(798)	(2,067)

Total loans charged off	(36,253)	(53,750)	(54,756)	(52,524)	(52,363)

Recoveries:
Commercial and industrial	589	184	707	318	242
Real estate
Consumer mortgages	220	143	423	143	818
Home equity	46	45	60	23	43
Agricultural	45	2	4	8	—
Commercial and industrial-owner occupied	21	173	195	154	44
Construction, acquisition and development	1,493	564	776	663	211
Commercial	392	13	707	98	27
Credit cards	239	255	143	317	219
All other	262	312	280	287	265

Total recoveries	3,307	1,691	3,295	2,011	1,869

Net charge-offs	(32,946)	(52,059)	(51,461)	(50,513)	(50,494)

Provision charged to operating expense	32,240	53,479	43,293	54,850	62,354
Other, net	—	—	—	—	—

Balance, end of period	$197,627	$198,333	$196,913	$205,081	$200,744

Average loans for period	$9,249,127	$9,300,029	$9,418,687	$9,601,142	$9,703,253

Ratios:
Net charge-offs to average loans (annualized)	1.42%	2.24%	2.19%	2.10%	2.08%

-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Selected Loan Data
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10
NON-PERFORMING ASSETS
NON-PERFORMING LOANS AND LEASES:
Nonaccrual Loans and Leases
Commercial and industrial	$9,337	$14,655	$13,075	$12,339	$6,280
Real estate
Consumer mortgages	34,174	36,025	34,021	25,561	22,618
Home equity	1,232	1,543	811	1,361	1,565
Agricultural	8,526	7,597	7,589	4,986	3,972
Commercial and industrial-owner occupied	26,387	24,638	20,338	15,004	12,061
Construction, acquisition and development	200,434	224,847	211,547	231,987	174,725
Commercial	48,571	58,945	57,766	51,590	38,921
Credit cards	546	617	720	724	726
All other	1,869	1,859	1,632	3,629	2,890

Total nonaccrual loans and leases	331,076	370,726	347,499	347,181	263,758

Loans and Leases 90+ Days Past Due, Still Accruing:
Commercial and industrial	118	501	675	1,571	7,093
Real estate
Consumer mortgages	2,482	3,152	6,521	6,241	4,754
Home equity	242	139	173	146	—
Agricultural	—	7	123	330	—
Commercial and industrial-owner occupied	—	255	20	192	733
Construction, acquisition and development	432	19	197	526	1,490
Commercial	19	7	—	115	3,068
Credit cards	299	240	330	396	228
All other	388	509	461	393	330

Total loans and leases 90+ past due, still accruing	3,980	4,829	8,500	9,910	17,696

Restructured Loans and Leases, Still Accruing	44,786	49,472	38,376	52,325	20,813

Total non-performing loans and leases	379,842	425,027	394,375	409,416	302,267

OTHER REAL ESTATE OWNED:	151,204	136,412	133,412	82,647	67,560

Total Non-performing Assets	$531,046	$561,439	$527,787	$492,063	$369,827

Additions to Nonaccrual Loans and Leases During the Quarter	$50,427	$111,241	$131,140	$166,171	$136,267

Loans and Leases 30-89 Days Past Due, Still Accruing:
Commercial and industrial	$7,903	$8,407	$13,654	$10,581	$10,081
Real estate
Consumer mortgages	18,621	17,136	19,147	22,490	30,286
Home equity	2,916	2,492	1,906	3,088	2,664
Agricultural	2,901	818	1,122	1,101	2,312
Commercial and industrial-owner occupied	2,786	4,369	10,183	16,385	20,975
Construction, acquisition and development	4,939	8,047	6,758	11,538	50,759
Commercial	4,091	7,090	3,823	4,657	8,084
Credit cards	785	969	1,023	799	1,220
All other	3,005	2,192	2,766	3,143	4,472

Total Loans and Leases 30-89 days past due, still accruing	$47,947	$51,520	$60,382	$73,782	$130,853

Credit Quality Ratios:
Provision for credit losses to average loans and leases (annualized)	1.39%	2.30%	1.84%	2.29%	2.57%
Allowance for credit losses to net loans and leases	2.14%	2.15%	2.11%	2.16%	2.08%
Allowance for credit losses to non-performing assets	37.21%	35.33%	37.31%	41.68%	54.28%
Allowance for credit losses to non-performing loans and leases	52.03%	46.66%	49.93%	50.09%	66.41%
Non-performing loans and leases to net loans and leases	4.12%	4.61%	4.23%	4.30%	3.13%
Non-performing assets to net loans and leases	5.76%	6.09%	5.65%	5.17%	3.83%
-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Selected Loan Data
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10
REAL ESTATE CONSTRUCTION, ACQUISITION AND DEVELOPMENT (“CAD”) PORTFOLIO:
Outstanding Balance
Multi-family construction	$19,116	$21,051	$27,992	$28,540	$22,091
One-to-four family construction	198,809	212,435	218,554	239,455	267,341
Recreation and all other loans	66,366	63,686	48,375	45,085	44,175
Commercial construction	160,834	155,402	173,557	239,099	245,700
Commercial acquisition and development	222,460	244,950	250,658	260,787	270,413
Residential acquisition and development	393,090	419,811	455,607	522,870	569,583

Total outstanding balance	$1,060,675	$1,117,335	$1,174,743	$1,335,836	$1,419,303

Nonaccrual CAD Loans
Multi-family construction	$9,174	$8,352	$12,517	$10,668	$11,705
One-to-four family construction	24,537	33,570	23,794	27,476	21,013
Recreation and all other loans	774	708	481	1,020	685
Commercial construction	16,618	20,889	34,710	28,712	24,723
Commercial acquisition and development	37,207	47,200	29,658	34,438	15,558
Residential acquisition and development	112,124	114,128	110,387	129,673	101,041

Total nonaccrual CAD loans	200,434	224,847	211,547	231,987	174,725

CAD Loans 90+ Days Past Due, Still Accruing:
Multi-family construction	—	—	—	—	—
One-to-four family construction	—	—	—	—	365
Recreation and all other loans	2	2	—	—	—
Commercial construction	—	—	195	—	141
Commercial acquisition and development	—	—	—	150	77
Residential acquisition and development	430	17	2	376	907

Total CAD loans 90+ past due, still accruing	432	19	197	526	1,490

Restructured CAD Loans, Still Accruing
Multi-family construction	—	—	—	—	—
One-to-four family construction	1,697	113	63	417	1,072
Recreation and all other loans	24	—	—	—	—
Commercial construction	—	—	—	2,244	—
Commercial acquisition and development	1,415	834	604	1,735	460
Residential acquisition and development	2,274	3,408	1,495	7,290	946

Total restructured CAD loans, still accruing	5,410	4,355	2,162	11,686	2,478

Total Non-performing CAD loans	$206,276	$229,221	$213,906	$244,199	$178,693

CAD NPL as a % of Outstanding CAD Balance
Multi-family construction	48.0%	39.7%	44.7%	37.4%	53.0%
One-to-four family construction	13.2%	15.9%	10.9%	11.6%	8.4%
Recreation and all other loans	1.2%	1.1%	1.0%	2.3%	1.6%
Commercial construction	10.3%	13.4%	20.1%	12.9%	10.1%
Commercial acquisition and development	17.4%	19.6%	12.1%	13.9%	6.0%
Residential acquisition and development	29.2%	28.0%	24.6%	26.3%	18.1%
Total CAD NPL as a % of outstanding CAD balance	19.4%	20.5%	18.2%	18.3%	12.6%
-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Selected Loan Data
(Dollars in thousands)
(Unaudited)

	June 30, 2011
		Special
	Pass	Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,477,497	$1,312	$40,160	$1,282	$450	$5,985	$1,526,686
Real estate
Consumer mortgages	1,817,381	3,885	123,392	3,485	87	23,269	1,971,499
Home equity	512,791	793	16,501	427	605	670	531,787
Agricultural	229,001	2,486	16,507	—	—	7,316	255,310
Commercial and industrial-owner occupied	1,269,218	2,304	73,272	651	99	21,190	1,366,734
Construction, acquisition and development	728,194	20,348	114,222	594	286	197,031	1,060,675
Commercial	1,606,844	9,130	102,762	59	—	45,853	1,764,648
Credit cards	101,645	11	281	18	—	—	101,955
All other	613,573	76	18,847	411	9	2,343	635,259

Total loans	$8,356,144	$40,345	$505,944	$6,927	$1,536	$303,657	$9,214,553

-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Selected Loan Data
(Dollars in thousands)
(Unaudited)

	As of
	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10

Unpaid principal balance of impaired loans	$374,760	$423,497	$345,377	$311,941	$243,221
Cumulative charge offs on impaired loans	71,103	84,676	71,972	69,783	54,930

Impaired nonaccrual loan and lease outstanding balance	303,657	338,821	273,405	242,158	188,291

Other non-accrual loans and leases not impaired	27,419	31,905	74,094	105,023	75,467

Total non-accrual loans and leases	$331,076	$370,726	$347,499	$347,181	$263,758

Allowance for impaired loans	46,810	49,419	40,719	43,584	40,721

Nonaccrual loans and leases, net of specific reserves	$284,266	$321,307	$306,780	$303,597	$223,037

Loans and leases 90+ past due, still accruing	3,980	4,829	8,500	9,910	17,696
Restructured loans and leases, still accruing	44,786	49,472	38,376	52,325	20,813

Total non-performing loans and leases	$379,842	$425,027	$394,375	$409,416	$302,267

Allowance for impaired loans	$46,810	$49,419	$40,719	$43,584	$40,721
Allowance for all other loans and leases	150,817	148,914	156,194	161,497	160,053

Total allowance for credit losses	$197,627	$198,333	$196,913	$205,081	$200,774

Outstanding balance of impaired loans	$303,657	$338,821	$273,405	$242,158	$188,291
Allowance for impaired loans	46,810	49,419	40,719	43,584	40,721

Net book value of impaired loans	$256,847	$289,402	$232,686	$198,574	$147,570

Net book value of impaired loans as a % of unpaid principal balance	69%	68%	67%	64%	61%

Coverage of other Non-accrual loans and leases not impaired by the allowance for all other loans and leases	550%	467%	211%	154%	212%

Coverage of non-performing loans and leases not impaired by the allowance for all other loans and leases	198%	173%	129%	97%	140%
-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Geographical Information
(Dollars in thousands)
(Unaudited)

	Alabama				Greater
	and Florida				Memphis	Northeast	Texas and
	Panhandle	Arkansas	Mississippi	Missouri	Area	Tennessee	Louisiana	Other	Total
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$63,477	$219,533	$322,786	$85,073	$24,045	$84,544	$274,812	$452,416	$1,526,686
Real estate
Consumer mortgages	114,266	273,338	779,838	66,163	87,596	164,453	412,493	73,352	1,971,499
Home equity	64,043	43,224	178,305	29,297	73,790	79,307	62,617	1,204	531,787
Agricultural	7,338	73,285	75,142	5,642	16,248	13,629	58,370	5,656	255,310
Commercial and industrial-owner occupied	125,567	175,098	472,765	74,684	109,132	101,806	246,369	61,313	1,366,734
Construction, acquisition and development	133,335	86,795	273,624	88,309	128,537	130,962	208,406	10,707	1,060,675
Commercial	195,722	340,963	344,926	241,209	132,670	105,507	354,065	49,586	1,764,648
Credit cards	—	—	—	—	—	—	—	101,955	101,955
All other	14,936	42,680	79,088	1,409	48,596	28,516	29,521	390,513	635,259

Total loans	$718,684	$1,254,916	$2,526,474	$591,786	$620,614	$708,724	$1,646,653	$1,146,702	$9,214,553

CAD PORTFOLIO:
Multi-family construction	$—	$—	$9,185	$8,667	$741	$98	$232	$193	$19,116
One-to-four family construction	32,746	18,881	48,004	9,676	13,104	36,626	37,768	2,004	198,809
Recreation and all other loans	1,158	10,292	33,901	597	2,977	983	15,789	669	66,366
Commercial construction	18,922	9,079	37,222	18,145	17,156	30,021	28,665	1,624	160,834
Commercial acquisition and development	12,031	21,316	51,069	25,978	33,965	25,214	50,640	2,247	222,460
Residential acquisition and development	68,478	27,227	94,243	25,246	60,594	38,020	75,312	3,970	393,090

Total CAD loans	$133,335	$86,795	$273,624	$88,309	$128,537	$130,962	$208,406	$10,707	$1,060,675

NON-PERFORMING LOANS AND LEASES:
Commercial and industrial	$2,509	$1,248	$512	$132	$496	$239	$3,121	$1,698	$9,955
Real estate
Consumer mortgages	6,015	3,872	8,782	3,902	2,008	3,988	4,238	5,892	38,697
Home equity	656	—	185	51	264	190	128	—	1,474
Agricultural	702	643	823	2,037	4,805	76	200	—	9,286
Commercial and industrial-owner occupied	7,701	4,778	4,893	2,967	6,578	3,296	1,950	162	32,325
Construction, acquisition and development	48,003	7,544	19,915	20,840	47,347	20,181	42,446	—	206,276
Commercial	5,572	2,594	10,081	25,710	12,910	6,501	2,016	658	66,042
Credit cards	—	—	—	—	—	—	—	3,603	3,603
All other	1,895	2,199	5,329	170	108	1,387	—	1,096	12,184

Total loans	$73,053	$22,878	$50,520	$55,809	$74,516	$35,858	$54,099	$13,109	$379,842

-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Selected Additional Information
(Dollars in thousands)
(Unaudited)

	June 30, 2011
	Alabama				Greater
	and Florida				Memphis	Northeast	Texas and
	Panhandle	Arkansas	Mississippi	Missouri	Area	Tennessee	Louisiana	Other	Total
OTHER REAL ESTATE OWNED:
Commercial and industrial	$439	$18	$—	$—	$946	$—	$—	$—	$1,403
Real estate
Consumer mortgages	3,985	327	3,391	762	6,078	2,642	1,120	1,649	19,954
Home equity	—	58	291	—	—	368	—	—	717
Agricultural	950	87	2,081	—	1,551	—	—	—	4,669
Commercial and industrial-owner occupied	930	109	1,740	79	3,515	446	228	292	7,339
Construction, acquisition and development	9,334	2,231	26,052	2,952	49,562	14,931	2,669	621	108,352
Commercial	2,757	1,725	1,112	451	1,215	203	584	—	8,047
All other	172	44	312	195	—	—	—	—	723

Total loans	$18,567	$4,599	$34,979	$4,439	$62,867	$18,590	$4,601	$2,562	$151,204

	Quarter Ended
	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10
OTHER REAL ESTATE OWNED:
Balance, beginning of period	$136,412	$133,412	$82,647	$67,560	$59,269
Additions to foreclosed properties
New foreclosed property	38,199	21,464	62,683	30,008	22,490
Reductions in foreclosed properties
Sales	(21,135)	(13,528)	(8,528)	(12,356)	(11,811)
Writedowns	(2,272)	(4,936)	(3,390)	(2,565)	(2,388)

Balance, end of period	$151,204	$136,412	$133,412	$82,647	$67,560

FORECLOSED PROPERTY EXPENSE
Loss on sale of other real estate owned	$(140)	$492	$807	$1,501	$830
Writedown of other real estate owned	2,272	4,936	3,390	2,565	2,388
Other foreclosed property expense	1,633	1,654	1,895	846	595

Total foreclosed property expense	$3,765	$7,082	$6,092	$4,912	$3,813

-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Noninterest Revenue and Expense
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10
NONINTEREST REVENUE:
Mortgage lending	$2,003	$7,581	$18,126	$8,898	$(2,304)
Credit card, debit card and merchant fees	11,263	10,346	9,951	9,569	9,333
Service charges	16,556	15,368	16,854	18,621	18,953
Trust income	2,850	3,134	3,072	2,783	2,707
Securities gains (losses), net	10,045	17	(470)	2,327	(585)
Insurance commissions	22,941	22,549	18,013	20,825	21,666
Annuity fees	1,094	1,296	458	537	698
Brokerage commissions and fees	1,437	1,638	1,436	1,340	1,419
Bank-owned life insurance	2,223	1,699	2,303	1,793	1,972
Other miscellaneous income	4,732	4,683	4,231	3,059	3,227

Total noninterest revenue	$75,144	$68,311	$73,974	$69,752	$57,086

NONINTEREST EXPENSE:
Salaries and employee benefits	$70,142	$70,375	$65,980	$68,232	$68,189
Occupancy, net of rental income	$10,232	$10,671	$10,668	$11,038	$10,527
Equipment	5,595	5,658	5,459	5,523	5,877
Deposit insurance assessments	6,436	5,425	5,895	4,752	4,362
Prepayment penalty on FHLB borrowings	9,778	—	—	—	—
Advertising	1,291	889	1,760	1,742	1,196
Foreclosed property expense	3,765	7,082	6,092	4,912	3,813
Telecommunications	2,036	2,143	2,148	2,624	2,494
Public relations	1,554	1,514	1,361	1,423	1,656
Data processing	2,365	2,301	1,428	1,576	1,594
Computer software	1,899	1,848	1,937	1,793	1,900
Amortization of intangibles	833	854	950	961	984
Legal	1,095	2,586	1,872	1,727	1,313
Postage and shipping	1,171	1,297	1,269	1,237	1,178
Other miscellaneous expense	18,877	17,367	16,628	15,547	14,933

Total noninterest expense	$137,069	$130,010	$123,447	$123,087	$120,016

INSURANCE COMMISSIONS:
Property and casualty commissions	$16,527	$13,683	$13,304	$15,795	$15,648
Life and health commissions	4,301	4,477	3,627	3,717	3,899
Risk management income	596	713	617	812	627
Other	1,517	3,676	465	501	1,492

Total insurance commissions	$22,941	$22,549	$18,013	$20,825	$21,666

-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Selected Additional Information
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10
MORTGAGE SERVICING RIGHTS:
Fair value, beginning of period	$42,306	$38,642	$26,901	$29,363	$36,350
Additions to mortgage servicing rights:
Originations of servicing assets	2,380	2,431	4,725	4,314	2,774
Changes in fair value:
Due to payoffs/paydowns	(1,390)	(1,300)	(1,881)	(2,164)	(1,434)
Due to change in valuation inputs or assumptions used in the valuation model	(3,839)	2,540	8,895	(4,609)	(8,323)
Other changes in fair value	(2)	(7)	2	(3)	(4)

Fair value, end of period	$39,455	$42,306	$38,642	$26,901	$29,363

MORTGAGE LENDING REVENUE:
Production revenue:
Origination	$4,066	$3,224	$7,942	$12,735	$4,532
Servicing	3,166	3,117	3,170	2,936	2,921
Payoffs/Paydowns	(1,390)	(1,300)	(1,881)	(2,164)	(1,434)

Total production revenue	5,842	5,041	9,231	13,507	6,019
Market value adjustment	(3,839)	2,540	8,895	(4,609)	(8,323)

Total mortgage lending revenue	$2,003	$7,581	$18,126	$8,898	$(2,304)

HELD-TO-MATURITY SECURITIES, at amortized cost
U.S. Government agencies	$—	$1,278,185	$1,246,649	$988,666	$882,931
Obligations of states and political subdivisions	—	389,018	366,370	369,222	264,226

Total held-to-maturity securities	$—	$1,667,203	$1,613,019	$1,357,888	$1,147,157

AVAILABLE-FOR-SALE SECURITIES, at fair value
U.S. Government agencies	$1,599,231	$459,763	$433,158	$440,442	$492,175
Government agency issued residential mortgage-back securities	430,402	529,302	503,229	320,471	319,918
Government agency issued commercial mortgage-back securities	31,627	30,938	29,994	25,982	23,703
Obligations of states and political subdivisions	486,653	111,380	110,165	108,958	110,244
Collateralized debt obligations	—	—	—	576	812
Other	12,911	14,080	19,516	19,448	15,840

Total available-for-sale securities	$2,560,824	$1,145,463	$1,096,062	$915,877	$962,692

-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Average Balances, Interest Income and Expense,
and Average Yields and Rates
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	June 30, 2011
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,293,831	$118,284	5.10%
Held-to-maturity securities:
Taxable	887,767	5,143	2.32%
Tax-exempt	209,795	3,523	6.74%
Available-for-sale securities:
Taxable	1,432,822	10,485	2.94%
Tax-exempt	176,898	2,879	6.53%
Short-term investments	226,638	160	0.28%

Total interest earning assets and revenue	12,227,751	140,474	4.61%
Other assets	1,350,777
Less: allowance for credit losses	(212,968)

Total	$13,365,560

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — interest bearing	$4,977,764	$6,040	0.49%
Savings	941,169	810	0.35%
Other time	3,418,741	16,284	1.91%
Short-term borrowings	425,666	155	0.15%
Junior subordinated debt	160,312	2,860	7.16%
Long-term debt	89,395	1,174	5.27%

Total interest bearing liabilities and expense	10,013,047	27,323	1.09%
Demand deposits — noninterest bearing	2,018,197
Other liabilities	112,035

Total liabilities	12,143,279
Shareholders’ equity	1,222,281

Total	$13,365,560

Net interest revenue		$113,151

Net interest margin			3.71%
Net interest rate spread			3.51%
Interest bearing liabilities to interest earning assets			81.89%

Net interest tax equivalent adjustment		$3,239
-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Average Balances, Interest Income and Expense,
and Average Yields and Rates
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	March 31, 2011
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,339,083	$118,648	5.15%
Held-to-maturity securities:
Taxable	1,322,668	8,124	2.49%
Tax-exempt	330,616	5,150	6.32%
Available-for-sale securities:
Taxable	1,014,404	8,585	3.43%
Tax-exempt	70,727	1,267	7.27%
Short-term investments	317,271	253	0.32%

Total interest earning assets and revenue	12,394,769	142,026	4.65%
Other assets	1,363,101
Less: allowance for credit losses	(218,107)

Total	$13,539,763

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — interest bearing	$5,153,063	$6,546	0.52%
Savings	897,312	826	0.37%
Other time	3,553,543	17,483	2.00%
Short-term borrowings	433,743	193	0.18%
Junior subordinated debt	160,312	2,859	7.23%
Long-term debt	110,000	1,484	5.47%

Total interest bearing liabilities and expense	10,307,973	29,391	1.16%
Demand deposits — noninterest bearing	1,893,720
Other liabilities	118,671

Total liabilities	12,320,364
Shareholders’ equity	1,219,399

Total	$13,539,763

Net interest revenue		$112,635

Net interest margin			3.69%
Net interest rate spread			3.49%
Interest bearing liabilities to interest earning assets			83.16%

Net interest tax equivalent adjustment		$3,199
-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Average Balances, Interest Income and Expense,
and Average Yields and Rates
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	December 31, 2010
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,509,949	$123,491	5.15%
Held-to-maturity securities:
Taxable	1,154,939	8,600	2.95%
Tax-exempt	281,283	4,542	6.41%
Available-for-sale securities:
Taxable	923,085	7,836	3.37%
Tax-exempt	72,921	1,254	6.82%
Short-term investments	568,528	391	0.27%

Total interest earning assets and revenue	12,510,705	146,114	4.63%
Other assets	1,263,611
Less: allowance for credit losses	(215,278)

Total	$13,559,038

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — interest bearing	$4,740,734	$7,462	0.62%
Savings	831,805	891	0.42%
Other time	3,745,046	19,827	2.10%
Short-term borrowings	623,862	275	0.17%
Junior subordinated debt	160,312	2,864	7.09%
Long-term debt	110,000	1,485	5.36%

Total interest bearing liabilities and expense	10,211,759	32,804	1.27%
Demand deposits — noninterest bearing	1,975,318
Other liabilities	146,447

Total liabilities	12,333,524
Shareholders’ equity	1,225,514

Total	$13,559,038

Net interest revenue		$113,310

Net interest margin			3.59%
Net interest rate spread			3.36%
Interest bearing liabilities to interest earning assets			81.62%

Net interest tax equivalent adjustment		$3,057
-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Average Balances, Interest Income and Expense,
and Average Yields and Rates
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	September 30, 2010
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,682,146	$125,211	5.13%
Held-to-maturity securities:
Taxable	993,494	9,119	3.64%
Tax-exempt	230,182	3,975	6.85%
Available-for-sale securities:
Taxable	847,942	7,782	3.64%
Tax-exempt	69,735	1,225	6.97%
Short-term investments	442,927	292	0.26%

Total interest earning assets and revenue	12,266,426	147,604	4.77%
Other assets	1,265,657
Less: allowance for credit losses	(227,201)

Total	$13,304,882

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — interest bearing	$4,651,166	$8,582	0.73%
Savings	786,267	881	0.44%
Other time	3,829,068	21,108	2.19%
Short-term borrowings	483,651	257	0.21%
Junior subordinated debt	160,312	2,880	7.13%
Long-term debt	110,734	1,499	5.37%

Total interest bearing liabilities and expense	10,021,198	35,207	1.39%
Demand deposits — noninterest bearing	1,911,125
Other liabilities	143,413

Total liabilities	12,075,736
Shareholders’ equity	1,229,146

Total	$13,304,882

Net interest revenue		$112,397

Net interest margin			3.64%
Net interest rate spread			3.38%
Interest bearing liabilities to interest earning assets			81.70%

Net interest tax equivalent adjustment		$2,719
-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Average Balances, Interest Income and Expense,
and Average Yields and Rates
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	June 30, 2010
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,763,448	$126,131	5.18%
Held-to-maturity securities:
Taxable	939,046	9,474	4.05%
Tax-exempt	218,747	3,711	6.80%
Available-for-sale securities:
Taxable	821,050	8,029	3.92%
Tax-exempt	72,440	1,281	7.09%
Short-term investments	295,618	176	0.24%

Total interest earning assets and revenue	12,110,349	148,802	4.93%
Other assets	1,329,535
Less: allowance for credit losses	(216,378)

Total	$13,223,506

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — interest bearing	$4,635,078	$9,750	0.84%
Savings	770,665	915	0.48%
Other time	3,814,314	21,536	2.26%
Short-term borrowings	486,350	264	0.22%
Junior subordinated debt	160,312	2,861	7.16%
Long-term debt	112,731	1,506	5.36%

Total interest bearing liabilities and expense	9,979,450	36,832	1.48%
Demand deposits — noninterest bearing	1,855,598
Other liabilities	142,672
Total liabilities	11,977,720
Shareholders’ equity	1,245,786

Total	$13,223,506

Net interest revenue		$111,970

Net interest margin			3.71%
Net interest rate spread			3.45%
Interest bearing liabilities to interest earning assets			82.40%
Net interest tax equivalent adjustment		$2,640
-MORE-

BXS Announces Second Quarter Results

July 25, 2011
BancorpSouth, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in thousands)
(Unaudited)
Reconciliation of Pre-tax, Pre-provision Earnings (a):

		Quarter Ended
		June 30,	March 31,	June 30,
		2011	2011	2010

Net income (loss)		$12,826	$(494)	$(12,560)
Plus:	Provision for credit losses	32,240	53,479	62,354
	Income tax expense (benefit)	2,921	(5,247)	(3,395)

Pre-tax, pre-provision earnings		$47,987	$47,738	$46,399
Reconciliation of Tangible Assets and Tangible Shareholders’ Equity to Total Assets and Total Shareholders’ Equity (b):

		June 30,		March 31,
		2011	2010	2011
Tangible assets
Total assets		$13,367,050	$13,421,004	$13,547,238
Less:	Goodwill	271,297	270,097	271,297
	Other identifiable intangible assets	18,249	21,533	18,844

Total tangible assets		$13,077,504	$13,129,374	$13,257,097

Tangible shareholders’ equity
Total shareholders’ equity		$1,246,703	$1,240,259	$1,211,061
Less:	Goodwill	271,297	270,097	271,297
	Other identifiable intangible assets	18,249	21,533	18,844

Total tangible shareholders’ equity		$957,157	$948,629	$920,920

Tangible shareholders’ equity to tangible assets		7.32%	7.23%	6.95%

(a)	BancorpSouth, Inc. utilizes pre-tax, pre-provision earnings as an additional measure when evaluating the performance of the Company. Pre-tax, pre-provision earnings are defined as net income (loss) plus provision for credit losses and income tax expense (benefit). Management believes pre-tax, pre-provision earnings are important to investors as it shows earnings trends without giving effect to provision for credit losses and taxes.

(b)	BancorpSouth, Inc. utilizes the ratio of tangible shareholders’ equity to tangible assets when evaluating the performance of the Company. Tangible shareholders’ equity is defined by the Company as total shareholders’ equity less goodwill and other identifiable intangible assets. Tangible assets are defined by the Company as total assets less goodwill and other identifiable intangible assets. Management believes the ratio of tangible shareholders’ equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company’s capital levels.
-END-